UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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RMR Real Estate Income Fund
(Name of Registrant as Specified In Its Charter)

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RMR Real Estate Income Fund

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458

PROXY STATEMENT SUPPLEMENT

YOUR PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF

RMR REAL ESTATE INCOME FUND

SPECIAL MEETING OF SHAREHOLDERS

Held on July 11, 2018, and adjourned to July 25, 2018 and further adjourned to Friday, September 7, 2018

The Board of Trustees (the “Board”) of RMR Real Estate Income Fund, a Maryland statutory trust (the “Fund”), is filing and making this supplement (the “Supplement”) available to the Fund’s shareholders in connection with the solicitation by the Board of proxies to be voted at the Fund’s Special Meeting of Shareholders (the “Special Meeting”) held July 11, 2018, adjourned until and held on July 25, 2018, and further adjourned until Friday, September 7, 2018. The Special Meeting was previously adjourned on July 11, 2018 and on July 25, 2018 due to absence of a quorum. The information in this Supplement modifies and supplements some of the information included in our proxy statement for the Special Meeting (the “Proxy Statement”). The record date for the Special Meeting is May 23, 2018 (the “Record Date”). Only shareholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting and any adjournments, postponements or delays thereof.

This Supplement adds a new proposal to the Proxy Statement, Proposal 2. Proposal 2 provides shareholders with a non-binding vote to ratify the Fund’s selection of RSM US LLP (“RSM”) as its independent registered public accounting firm for the fiscal year ending December 31, 2018. This Supplement adds Proposal 2 to the Proxy Statement and related materials.

The ratification of the selection of RSM as the Fund’s independent registered public accounting firm (Proposal 2) is considered to be a “discretionary” item and your broker will be able to vote on that item even if it does not receive instructions from you. The other proposal to be considered at the Special Meeting, approval of the Fund’s investment advisory agreement (Proposal 1), is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to Proposal 1, your broker may not vote your shares with respect to this item. Because of the addition of Proposal 2 to the Proxy Statement, broker “non-votes” on Proposal 1 will be counted as shares present at the meeting for purposes of determining a quorum for the transaction of business at the meeting and will have the effect of a vote “AGAINST” Proposal 1.

The amended proxy card or amended voting instruction form(s) enclosed with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement in that the enclosed amended proxy card or amended voting instruction form(s) includes the addition of Proposal 2. If you have authorized a proxy already or if you have not yet authorized a proxy but wish to do so, you may submit your proxy by submitting the amended proxy card enclosed with this Supplement or by submitting a proxy via the Internet or by telephone by following the procedures on your amended proxy card. If you sign and return the amended proxy card, it will revoke and replace any previous proxy you have submitted, including votes regarding Proposal 1. In other words, if you wish to vote on Proposal 2 and keep your prior vote on Proposal 1 or vote again on Proposal 1, you will need to make sure you vote on Proposal 1 on the amended proxy card. If you have already authorized a proxy and you do not take any action, your previously submitted proxy will be voted at the Special Meeting with respect to Proposal 1 and you will be deemed to have not voted with respect to Proposal 2.

The Board recommends a vote “FOR” the approval of the Fund’s new investment advisory agreement (Proposal 1) and “FOR” the ratification of RSM as its independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal 2).

Except as described above with respect to determination of a quorum and broker non-votes, or as otherwise updated or supplemented by this Supplement, including the addition of Proposal 2, all information set forth in the Proxy Statement remains unchanged and should be considered in casting your vote at the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING TO BE HELD ON FRIDAY, SEPTEMBER 7, 2018.

The Notice of Special Meeting, Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2017 are available at www.proxyvote.com.

SUPPLEMENTAL INFORMATION REGARDING PROPOSAL 1

The term of the interim investment advisory agreement between the Fund and the Advisor (the “Interim Agreement”) expired on July 25, 2018. It is vitally important that you vote your shares on Proposal 1 to ensure the continuity of the Fund’s management. For the period following the expiration of the Interim Agreement, the Advisor has agreed to place the advisory fees to which it is entitled under the Interim Agreement in an interest bearing escrow account with PNC Bank. If Proposal 1 is approved, the Advisor will be entitled to the amount in the escrow account (including interest earned). If Proposal 1 is not approved, the Advisor will be entitled to the lesser of (a) any costs incurred in performing the Interim Agreement during the period after July 25, 2018, the expiration date of the Interim Agreement (plus interest earned on that amount while in escrow), and (b) the total amount in the escrow account (plus interest earned); any funds remaining in the escrow account will be returned to the Fund.

PROPOSAL 2: RATIFICATION OF THE FUND’S SELECTION OF RSM US LLP AS THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Effective April 12, 2018, the Board, including a majority of the Independent Trustees, upon recommendation and approval of the Audit Committee, appointed RSM to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2018. RSM replaces Ernst & Young LLP (“Ernst & Young”) in this role. RSM is an audit, tax and consulting firm with a business address at 80 City Square, Boston, MA 02129. The Board determined to appoint RSM to this role as a result of the Board’s efforts to reduce the Fund’s operating expenses while continuing to retain the quality of accounting expertise previously provided by Ernst & Young.

Ernst & Young served as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Ernst & Young did not resign and did not decline to stand for re-election. The Fund knows of no direct financial or material indirect financial interest of RSM in the Fund. Ernst & Young’s reports on the financial statements of the Fund for the fiscal years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. During the fiscal years ended December 31, 2017, and December 31, 2016, and the subsequent interim period through April 12, 2018, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such fiscal years.

During the fiscal years ended December 31, 2017, and December 31, 2016, and the subsequent interim period through April 12, 2018, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K). The Fund provided Ernst & Young with a copy of the foregoing disclosure in accordance with the requirements of Instruction 2 to Item 304 of Regulation S-K. Ernst & Young did not indicate that it believed the foregoing disclosure was incorrect or incomplete.

During the fiscal years ended December 31, 2017, and December 31, 2016, and the subsequent interim period prior to engaging RSM, neither the Fund, nor anyone on its behalf, consulted with RSM with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Fund’s financial statements, and no written report or oral advice was provided that RSM concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The fees for services provided by Ernst & Young for the Fund for the last two years were as follows:

2017
Audit fees(1)	$85,917
Audit related fees	—
Tax fees(2)	12,638
Subtotal	$98,555
All other fees	—
Ernst & Young total fees	$98,555

2016
Audit fees	$49,920
Audit related fees	—
Tax fees(2)	12,152
Subtotal	62,072
All other fees	—
Ernst & Young total fees	$62,072

(1) Audit fees for 2017 include fees of $27,000 for services in connection with the Fund’s rights offering that was completed in September 2017. Those fees were paid or reimbursed by the Fund’s investment adviser.

(2) All Tax fees consist solely of fees relating to services provided for tax compliance and/or tax preparation and none of such fees relate to tax advice, tax planning or tax consulting.

The Fund’s Audit Committee has established policies and procedures which are intended to control the services provided and charged by its independent registered public accountants and to monitor their continuing independence. Under these policies, no services may be undertaken by the Fund’s independent registered public accountant unless the engagement is specifically pre-approved by the Audit Committee or the services are included within a category which has been generally approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is pre-approved or approved. In certain circumstances, the Advisor is required to notify the Audit Committee when pre-approved services are undertaken and the committee or its chair may approve amendments or modifications to the engagement or the maximum fees. The Director of Internal Audit of the Fund is responsible to report to the Audit Committee regarding compliance with these policies.

The Audit Committee will not approve engagements of the Fund’s independent registered public accountant to perform non-audit services if doing so will cause the independent registered public accountant to cease to be independent within the meaning of applicable SEC or NYSE American rules. In other circumstances, the Audit Committee considers, among other things, whether the Fund’s independent registered public accountant is able to provide the required services in a more or less effective and efficient manner than other available service providers.

There were no non-audit fees billed by Ernst & Young for services rendered to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the Fund’s investment adviser that provided ongoing services to the Fund in 2016 or 2017.

All services in 2016 and 2017 for which the Fund engaged its independent registered public accountants were approved by the Audit Committee. The only non-audit services provided by Ernst & Young to the Fund were for tax services (in 2016 and 2017). The tax services involved reviewing the Fund’s tax reporting and tax compliance procedures. The Audit Committee of the Fund determined that the non-audit services provided by Ernst & Young were compatible with the rules on auditor independence promulgated by the SEC and the audit and non-audit services policies and procedures of the Fund. When considering the engagement of Ernst & Young, the Audit Committee considered the working relationship of the Fund with Ernst & Young, determined the fees for audit and non-audit services to be appropriate and approved the engagement of Ernst & Young to provide the audit and non-audit services. The total fees for audit and non-audit services provided by Ernst & Young in 2016 and 2017 are set forth above. Representatives of Ernst & Young and RSM are not expected to be present at the Special Meeting.

The ratification of the selection of RSM as the Fund’s new independent registered public accounting firm (Proposal 2) is considered to be a “discretionary” item and, if your shares are held in “street name,” your broker will be able to vote on that item even if it does not receive instructions from you. The other proposal to be considered at the Special Meeting, approval of the Fund’s investment advisory agreement (Proposal 1), is a “non-discretionary” item. If your shares are held in “street name” and you do not instruct your broker how to vote with respect to Proposal 1, your broker may not vote your shares with respect to this item. If you have already submitted your proxy and do not submit a new proxy, your previously submitted proxy will be voted at the Special Meeting with respect to Proposal 1 and you will be deemed to have not voted with respect to Proposal 2.

Except as specifically set forth herein, this Supplement does not modify any other disclosures presented in the Proxy Statement. The members of the Board and its Audit Committee believe that the selection of RSM to serve as the Fund’s independent registered public accounting firm is in the best interests of the Fund and its shareholders and the Board is submitting the selection of RSM to the Fund’s shareholder for non-binding ratification.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF RSM US LLP AS THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Required Vote. To become effective, Proposal 1 requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the voting securities of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of the Fund as of the Record Date are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the Fund as of the Record Date. Common shares and preferred shares will vote together as a single class on Proposal 1.

Approval of Proposal 2 requires the affirmative vote of a majority of all the votes cast on such Proposal at the Special Meeting. Common shares and preferred shares will vote together as a single class on Proposal 2.

For more information, see “Voting Information—Quorum, Abstentions and Adjournments” in the Proxy Statement, except as updated below.

Quorum and Abstentions. A quorum is constituted with respect to the Fund by the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast. Abstentions will be counted as present for quorum purposes. The Fund anticipates “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) on Proposal 1, since the Fund’s understanding is that brokers will have discretionary authority to vote on Proposal 2, but not on Proposal 1. Broker non-votes, if any, will be counted as shares present for quorum purposes with respect to both Proposal 1 and Proposal 2. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” Proposal 1.

Additional Voting Information. If the amended proxy card or original proxy card is properly submitted over the Internet or by telephone, or by returning a completed, signed and dated proxy card or voting instruction form, and is not revoked, the proxy will be voted at the adjourned Special Meeting of shareholders and any further adjournment thereof in accordance with the shareholder’s instructions indicated on the most recently dated proxy. If a properly executed proxy or voting instruction form containing Proposals 1 and 2 is submitted without any instructions indicated for either or both of Proposal 1 or Proposal 2, the proxy will be voted “FOR” the Proposal(s)

for which voting instructions are not indicated. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders on such other matters.

To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E50404-S72001 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends you vote FOR the following proposals: For Against Abstain ! ! ! 1. To approve a new investment advisory agreement between the Fund and RMR Advisors LLC; ! ! ! 2. To ratify the selection of RSM US LLP as the Fund's independent public accountant for the fiscal year ending December 31, 2018; and 3. In their discretion, the proxy holders are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the Special Meeting or at any adjournments, postponements or delays thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE PROPOSALS. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR AT ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. THE VALIDITY OF THIS PROXY IS GOVERNED BY THE LAWS OF THE STATE OF MARYLAND. THIS PROXY DOES NOT REVOKE ANY PRIOR POWERS OF ATTORNEY GIVEN BY THE UNDERSIGNED EXCEPT AS IT RELATES TO A PRIOR PROXY CONCERNING THIS SPECIAL MEETING. Please be sure to sign and date this Proxy. NOTE: Please sign exactly as your name(s) appears(s) on the proxy. If held in joint tenancy, all persons should sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by authorized officer indicating title. If a partnership, please sign in partnership name by authorized person indicating title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. E50405-S72001 Proxy RMR Real Estate Income Fund For the Reconvened Special Meeting of Shareholders To be Held on Friday, September 7, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RMR REAL ESTATE INCOME FUND The undersigned shareholder(s) of RMR Real Estate Income Fund (the "Fund"), a Maryland statutory trust, hereby appoint(s) Adam D. Portnoy, Jennifer B. Clark and Mark L. Kleifges, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the reconvened Special Meeting of Shareholders of the Fund to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Friday, September 7, 2018, at 9:30 a.m. (Eastern time) (the "Special Meeting"), and any adjournments, postponements or delays thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledge(s) receipt of the Notice of the Special Meeting of Shareholders and of the accompanying proxy statement, each of which is incorporated herein by reference, as well as the Notice Regarding Internet Availability of Proxy Materials, and revoke(s) any proxy heretofore given with respect to the Special Meeting. THE VOTE ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO A PROPOSAL, THE VOTE ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSAL. THE VOTE ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. SEE REVERSE FOR VOTING INSTRUCTIONS.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 7, 2018. RMR REAL ESTATE INCOME FUND You are receiving this communication because you hold shares in the fund named above. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.You may view the proxy materials online at www.proxyvote .com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E50409-S72000 See the reverse side of this notice to obtain Meeting Information Meeting Type:Special Meeting For holders as of:May 23, 2018 Date: September 7, 2018Time: 9:30 A.M. Location: Two Newton Place 255 Washington St., Suite 100 Newton, MA 02458

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E50410-S72000 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Telephone: To vote now by telephone, call 1-800-454-8683. Please refer to the proposals and follow the instructions. Vote By Mail: Mark, sign and date your voting form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy Materials Available to VIEW or RECEIVE: PROXY STATEMENTANNUAL REPORT How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 31, 2018 to facilitate timely delivery.

RMR REAL ESTATE INCOME FUND For Against Abstain The Board of Trustees recommends you vote FOR the following proposals: ! ! ! ! ! ! 1. To approve a new investment advisory agreement between the Fund and RMR Advisors LLC; 2. To ratify the selection of RSM US LLP as the Fund's independent public accountant for the fiscal year ending December 31, 2018; and 3. In their discretion, the proxy holders are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the Special Meeting or at any adjournments, postponements or delays thereof. E50411-S72000 Voting Items

PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON ! Signature 1 - (Please sign on line) Signature 2 - (Joint Owners) Date - (Please print date) E50412-S72000 Voting Instructions Non-Voting Items